UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-30B-2

                             SHAREHOLDER NEWSLETTER

                             Investment Company Act
                              File number 811-6027

                              KAVILCO INCORPORATED
               (Exact name of registrant as specified in charter)

                        600 UNIVERSITY STREET, SUITE 3010
                         SEATTLE, WASHINGTON 98101-1129
               (Address of Principal executive offices) (Zip Code)

                                 (206) 624-6166
               Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2010

Date of reporting period: March 26, 2010

                         KAVILCO INCORPORATED NEWSLETTER
                                   MARCH 2010

DIVIDEND DECLARATION
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I am pleased to announce that on March 12, 2010, the Board of Directors declared a cash dividend of $22.00 per share. This dividend was paid to shareholders of record as of March 16, 2010. The dividend was payable on March 26, 2010.

Your dividend check is enclosed with this newsletter unless you have direct deposit.

A Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 40% Federal income tax rate. For shareholders with 100 shares your dividend is $2,200. If Kavilco was not a RIC and had to pay income tax your dividend after tax would be $1,320. Therefore, you receive an additional $880 because Kavilco does not have to pay federal income tax.

AMENDMENT TO KAVILCO'S BYLAWS
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Kavilco's Board of Directors has been consulting with our legal counsel to draft an amendment to our Bylaws regarding advance notice of shareholder proposals and director nominations. The amendment will provide for greater clarity regarding the process for conducting contested elections for directors. We expect to have the final draft of the amendment ready for review and approval at our May 7 and 8, 2010 Board Meeting.

Kavilco, as an investment company registered with the U.S. Securities and Exchange Commission, is subject to many of the proxy solicitation rules applicable to large public companies and the complexity of these rules require legal consultation. Shareholders interested in running for the Board are encouraged to contact Kavilco management in May for the new requirements.

DIRECT DEPOSIT
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*Your money is credited to your bank account on the distribution date.

*Access your money the same day by check, ATM or debit card.

*Eliminate the risk of lost or stolen checks.

*Eliminate delays caused by relying on the mail.

*NO COST to sign up or receive Direct Deposit.

*Request  a  Direct Deposit form by calling Kavilco toll free 1-800-786-9574  or
visit our    website and print the form.

IRS 90% INCOME TEST
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As  you  might  recall  from  the March 1 letter that  accompanied  the  audited financial statements we have incurred a $416,000 federal income tax liability for 2009. We lost our tax exempt status when we received a record $237,000 in 7(i) revenue. 7(i) refers to the provision in the Alaska Native Claims
Settlement  Act  that  directs  regional  corporations  to  share  with   Native
shareholders a portion of income derived from sales of natural resources on Native land.

In order for a registered investment company to maintain its tax free status it must comply with numerous provisions of the Internal Revenue Code. One provision is that 90% of all income must be derived from investments in securities. At first blush, the aforementioned 7(i) payment made to Kavilco on your behalf violated the 90% income test. Hence, we would be subject to income tax for last year and this year. Needless to say, violation of the IRS provision would severely impact on our earnings and, more importantly, your 2010 dividend.

In order to rectify this onerous situation, we conducted an in-house research of the Investment Company Act of 1940, amendments to the Alaska Native Claims
Settlement  Act  of  1971  and  IRS  statutes  governing  Registered  Investment
Companies. As you can see, we operate in a very complex environment and are subject to numerous laws and regulations.

Our research turned up various legal arguments that we feel supported our claim that we were not subject to the 90% test. These were submitted to our attorney for an opinion for purposes of preparing our tax return. The point of law that our attorney agreed with is that Section 7(i) Settlement Agreement dated as of June 29, 1982, and amended as of October 19, 1990, constitutes a "security" as defined by the '40 Act. Based on our attorney's opinion, 7(i) revenue is not subject to the 90% test. Accordingly, we will not have to pay $416,000 in back taxes and another +$400,000 in 2010 in estimated income tax.

Because of the potential tax payments and negative impact on our cash, we suspended further additions to our portfolio. Now that the IRS issue has been resolved, we will return to our strategy of investing in corporate bonds and stocks.

IN KASAAN
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THE SALT CHUCK MINE site has been added to the Environmental Protection Agency's
National Priorities List. The listing makes the site eligible to receive federal funds for long-term cleanup while EPA seeks to recover costs from the responsible parties.

"This Superfund listing will provide a healthier future for Kasaan Bay and for Kasaan Tribal members, local residents and everyone who eats salmon and shellfish from the Bay, " said Don Opalski, EPA Region 10 Superfund Director. "We look forward to cleaning up the Salt Chuck Mine site in collaboration with the tribe, the US Forest Service, the state of Alaska and affected stakeholders."

Heavy metals from mine tailings have affected water quality and sediments in Lake Ellen Creek and the northern end of Kasaan Bay. Contamination affects the important commercial and subsistence salmon and shellfish fisheries in the Bay.

KAVILCO AND THE ORGANIZED VILLAGE OF KASAAN signed a Memorandum of Understanding on November 7, 2009. The purpose of the MOU is to establish a general framework for cooperation and exchange of information between Kavilco and OVK, establishing roles and responsibilities towards the restoration and upkeep of the Chief Son-I-Hat Whale House, surrounding totem poles and cemeteries located in Kasaan.

Cooperation between Kavilco and OVK is mutually beneficial because both entities have responsibilities and interests in the restoration of the Whale House. While Kavilco maintains ownership of the Whale House, totem poles and cemeteries, OVK in managing tribal affairs, has an established track record of obtaining and managing grant funds and construction projects. OVK has already received a $9,750 grant from the Alaska Humanities Forum for the Chief Son-I-Hat Whale House Documentation Project.

Please feel free to call me at the Field Office in Kasaan, 907.542.2214 or toll free at our Seattle office 800.786.9574.

Sincerely,

/s/ Louis A. Thompson

Louis A. Thompson,
President/CEO